UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/11/2006

Myriad Genetics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-26642

Delaware	87-0494517
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of Principal Executive Offices, Including Zip Code)

801-584-3600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On April 11, 2006, Myriad Genetics, Inc. and Abbott announced that the two companies have entered into a broad drug discovery collaboration to identify novel therapeutic targets. The collaboration will leverage proprietary technology from both organizations to identify favorable targets amenable to drug discovery. The information in the press release dated April 11, 2006 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits

99.1        The Registrant's press release dated April 11, 2006.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: April 17, 2006.	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	The Registrant's press release dated April 11, 2006